UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2015

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 1, 2015 Consumers Energy Company (“Consumers”), the principal subsidiary of CMS Energy Corporation, closed on its acquisition of a 540-MW natural gas fueled power plant located in Jackson, Michigan, for a purchase price of approximately $154.5 million, subject to post-closing working capital adjustments.  Consumers acquired the plant from AlphaGen Power, LLC and DPC Juniper, LLC, both wholly owned subsidiaries of JP Morgan Chase.  The acquisition was closed pursuant to a closing plan contained in a Purchase and Sale Agreement that was signed on December 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: December 1, 2015	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: December 1, 2015	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer